Exhibit (b)(5)

                              TRANSFER CERTIFICATE

To:       Deutsche Bank AG London as Facility Agent

          Reed Elsevier (UK) Limited as Borrowers' Agent

From: Deutsche Bank AG London ("Deutsche"), Morgan Stanley Dean Witter Bank Limited and Morgan Stanley Senior Funding, Inc (together "Morgan Stanley") (the "Existing Lenders") and the banks listed in Schedule 1 hereto (the "New Lenders")

Dated:    20 December, 2000

                Reed Elsevier -US$8,500,000,000 Credit Agreement

                dated 13 December, 2000 (the "Credit Agreement")

1. Words and expressions defined in the Credit Agreement have the same meaning when used herein.

2.   We refer to Clause 26.5 (Procedure for transfer) of the Credit Agreement:

     (a) Each of the Existing Lenders and the New Lenders agree to the Existing Lenders transferring by novation to the New Lenders all or part of each of the Existing Lenders' Commitment, rights and obligations referred to in Schedule 1 in accordance with Clause 26.5 (Procedure for transfer). The amount of each of the Facility A Commitment, the Facility B Commitment, the Dollar Swingline Commitment and the Euro Swingline Commitment transferred to each of the New Lenders under this Transfer Certificate by each of Deutsche and Morgan Stanley is equal to 50 per cent. of each of the Facility A Commitment, the Facility B Commitment, the Dollar Swingline Commitment and the Euro Swingline Commitment set out opposite the name of each New Lender in Schedule 1.

     (b)  The proposed Transfer Date is 20 December, 2000.

     (c) The Facility Office and address, fax number and attention details for notices of the New Lender for the purposes of Clause 33.2 (Addresses) are set out in Schedule 2.

3. Each of the New Lenders expressly acknowledges the limitations on each of the Existing Lenders' obligations set out in paragraph (c) of Clause 26.4 (Limitation of responsibility of Existing Lenders) of the Credit Agreement.

4.   This Transfer Certificate is a Financing Document.

5. The fee of US$1000 set out in Clause 26.3 of the Credit Agreement is hereby waived by the Facility Agent in respect of the transfers effected by this Transfer Certificate.

6.  (a)   This  Transfer Certificate will be executed  in  any
    number of counterparts and this has the same effect as if the signatures on the counterparts were on a single copy of this Transfer Certificate.

    (b) Delivery of an executed signature page of this Transfer Certificate by fax shall be as effective as delivery of a manually executed document.

7.   This Transfer Certificate is governed by English Law.

                                   SCHEDULE 1

               Commitment/rights and obligations to be transferred

New Lender                     Total Commitments    Facility A      Facility B       US$              Euro
                                  Transferred       Commitments    Commitments    Swingline        Swingline
                                                                                  Commitments      Commitments
ABN AMRO BANK N.V.              109,393,858.03     35,479,089.08   73,914,768.95   25,104,726.92     7,849,590.32
BARCLAYS BANK PLC               172,749,874.42     56,026,986.23  116,722,888.19   39,644,258.85    12,395,721.00
CITIBANK N.A.                   109,696,170.32     35,577,136.32   74,119,034.00   25,174,104.37     7,871,282.83
MORGAN GUARANTY TRUST           129,562,405.89     42,020,239.75   87,542,166.14   29,733,194.14     9,296,790.75
NATIONAL WESTMINSTER BANK       172,749,874.42     56,026,986.23  116,722,888.19   39,644,258.85    12,395,721.00
THE TORONTO-DOMINION BANK       120,924,912.17     39,218,890.44   81,706,021.73   27,750,981.20     8,677,004.70
UBS AG                          120,924,912.17     39,218,890.44   81,706,021.73   27,750,981.20     8,677,004.70
BAYERISCHE HYPO-UND             107,968,671.48     35,016,866.36   72,951,805.12   24,777,661.78     7,747,325.62
THE SUMITOMO BANK, LIMITED      107,968,671.48     35,016,866.36   72,951,805.12   24,777,661.78     7,747,325.62
THE GOVERNOR AND COMPANY OF     107,968,671.48     35,016,866.36   72,951,805.12   24,777,661.78     7,747,325.62
FLEET NATIONAL BANK             107,968,671.48     35,016,866.36   72,951,805.12   24,777,661.78     7,747,325.62
ABBEY NATIONAL TREASURY         107,968,671.48     35,016,866.36   72,951,805.12   24,777,661.78     7,747,325.62
CLYDESDALE BANK PLC             107,968,671.48     35,016,866.36   72,951,805.12       0             7,747,325.62
WACHOVIA BANK, N.A.             107,968,671.48     35,016,866.36   72,951,805.12   24,777,661.78     7,747,325.62
ING BANK N.V., LONDON BRANCH    107,968,671.48     35,016,866.36   72,951,805.12       0             7,747,325.62
CREDIT INDUSTRIEL ET            107,968,671.48     35,016,866.36   72,951,805.12   24,777,661.78     7,747,325.62
LLOYDS TSB BANK PLC             107,968,671.48     35,016,866.36   72,951,805.12   24,777,661.78     7,747,325.62
BANCO BILBAO VIZCAYA
  ARGENTARIA, S.A.              107,968,671.48     35,016,866.36   72,951,805.12       0                 0
HALIFAX PLC                     107,968,671.48     35,016,866.36   72,951,805.12       0                 0
SCOTIABANK EUROPE PLC           107,968,671.48     35,016,866.36   72,951,805.12   24,777,661.78     7,747,325.62
ALLIED IRISH BANKS, P.L.C.      107,968,671.48     35,016,866.36   72,951,805.12   24,777,661.78     7,747,325.62
BNP  PARIBAS LONDON             107,968,671.48     35,016,866.36   72,951,805.12   24,777,661.78     7,747,325.62
DANSKE BANK A/S                 107,968,671.48     35,016,866.36   72,951,805.12   24,777,661.78     7,747,325.62
THE FUJI BANK, LIMITED           35,989,557.16     11,672,288.79   24,317,268.37    8,259,220.59     2,582,441.87
THE DAI-ICHI KANGYO BANK,        35,989,557.16     11,672,288.79   24,317,268.37    8,259,220.59     2,582,441.87
INDUSTRIAL BANK OF JAPAN,        35,989,557.16     11,672,288.79   24,317,268.37    8,259,220.59     2,582,441.87
THE BANK OF TOKYO               107,968,671.48     35,016,866.36   72,951,805.12   24,777,661.78     7,747,325.62
SANWA  INTERNATIONAL PLC        107,968,671.48     35,016,866.36   72,951,805.12   24,777,661.78     7,747,325.62
WESTDEUTSCHE LANDESBANK         107,968,671.48     35,016,866.36   72,951,805.12   24,777,661.78     7,747,325.62
BANCA COMMERCIALE ITALIAN       107,968,671.48     35,016,866.36   72,951,805.12   24,777,661.78     7,747,325.62
COOPERATIEVE RAIFFEISEN -       107,968,671.48     35,016,866.36   72,951,805.12   24,777,661.78     7,747,325.62

                                   SCHEDULE 2

             Administrative Details of New Lenders

Name and        Contact for     Contact for     Payment Details:
Address:        Credit          Administrative
                Matters:        / Operational
                                Matters:
--------------------------------------------------------------------------------
ABN AMRO Bank   Attn:  Trevor   Attn:  Credit   (a) Euros: ABN
N.V.            Neilson         Administration  AMRO Bank N.V.
                                                Amsterdam
250             7th Floor, 250  250             Acc No:
Bishopsgate     Bishopsgate,    Bishopsgate,    42.92.76.230
London EC2M     London EC2M     London          (Swift-ABNANL2A)
4AA             4AA
                                Tel No: 0207    (b) Dollars:
Tel No:  0207   Tel No: 0207    678 6809, 0207  ABN AMRO Bank
678 8000        678 0323        678 6808, 0207  N.V. New York.
                                678 6816        Acc No:
Fax No:  0207   Fax No: 0207                    661001036741
678 6537        678 6537        Fax No: 0207    (SWIFT-ABNAUS33)
                                678 8604
                                                (c) Sterling: 40-
                                Telex: 887139   50-30 (CHAPS)
                                                ABN AMRO BANK
                                                N.V. London
                                                (Swift-ABNAGB2L)
--------------------------------------------------------------------------------
Barclays Bank   Attn: Mark      Attn: Ian       (a) Euro:
PLC             Pope/Cliff      Stewart         Barclays Bank
                Baylis                          PLC, London
5 The North                     Global          Swift Addrs:
Colonnade,      Barclays        Services Unit,  BARC GB 22
Canary Wharf,   Capital, 5 The  Barclays Bank   In favour of
London E14 4BB  North           PLC, 5 The      BARC GB P1
                Colonnade,      North           Ref: GSU/Reed
Tel No: 0207    Canary Wharf,   Colonnade,      Elsevier
773 2190/1760   London E14 4BB  Canary Wharf,
                                London E14 4BB (b) US$:

Fax No: 0207    Tel No: 0207                    Barclays Bank
773 1840        773 2190/1760   Tel No: 0207    PLC, 75 Wall
                                773 6427        Street, New York
                Fax No: 0207                    Swift Addrs:
                773 1840        Fax No: 0207    BARC US 33
                                773 6811        Acc: CLAD UK
                E-mail:                         Acc No:
                mark.pope@barc  Tlx No:         280568433
                ap.com          9404933 RGSUG   UID No: 312842
                E-mail:                         Reference:
                cliff.baylis@b                  GSU/Reed
                arcap.com                       Elsevier

                                                (c) Sterling:
                                                Barclays Bank
                                                PLC
                                                Sort Code: 20-00-
                                                34
                                                Acc: GSU Re:
                                                Barclays

                                                Capital Loans
                                                Acc No: 18291365
                                                (Interest only)
                                                08290385 (Fees)
                                                Ref: GSU/Reed
                                                Elsevier
--------------------------------------------------------------------------------
Citibank N.A.   Attn: Michael   Attn:  Linda    (a) Euros:
                Llewelyn-Jones  Apperly (Tel:   Citibank NA
336 Strand                      44 207 508      London,
London          CitiGroup       3721)           11 Old Jewry
WC2R 1HR        Centre          (Fax 44 207     London
                33 Canada       500 5806)       EC2R 8DU
                Square          Loans Dept.     Acc No: 780839
                                Citibank NA
                Canary Wharf    UK Loans        (b) Sterling:
                London  E14     Processing      Citibank NA, 11
                5LB             Unit            Old Jewry,
                                4 Harbour       London EC2R 8DU
                Tel No:  0207   Exchange        Sort Code:
                986 5855        Square          18.50.04
                                London          Acc No:
                Fax No:  0207   E14 9EG         9380008011
                986 2331
                                                (c) Dollars:
                                                Citibank NA, New
                                                York
                                                ABA: 021000089
                                                Favour Citibank
                                                NA, London
                                                Acc No:
                                                10990765
--------------------------------------------------------------------------------
Morgan          Attn: Loan      Attn: Loan      (a) Euros: Chase
Guaranty Trust  Capital         Capital         Manhattan Bank,
Company of New  Markets Middle  Markets Middle  Frankfurt
York            Office          Office          Swift: CHASDEFX
                                                For A/C: MGT
60 Victoria     60 Victoria     60 Victoria     Delaware
Embankment,     Embankment,     Embankment,     Swift:
London EC4Y     London EC4Y     London EC4Y     MGTCUS33EOD
0JP             0JP             0JP             A/C:  623-16-
                                                00203
Tel No: 0207    Tel No: 0207    Tel No: 0207    Attn: Gordhan
325 9267        325 9267        325 9267        Patel

Fax No: 0207    Fax No: 0207    Fax No: 0207    (b) Dollars:
325 8190        325 8190        325 8190        Morgan Guaranty
                                                Trust Co. of New
                                Telex:  896631  York, New York
                                MGT             Swift: MGTCUS33
                                                For A/C: MGT
                                                Delaware
                                                Swift: MGTCUS33EOD
                                                A/C: 00139968
                                                (c) Sterling:
                                                HSBC, London
                                                Swift: MIDLGB22
                                                For A/C: MGT
                                                Delaware

                                                Swift:
                                                MGTCUS33EOD
                                                A/C: 37629762
                                                Sort Code: 40-05-
                                                15
                                                Attn: Gordhan
                                                Patel
--------------------------------------------------------------------------------
National        Attn:  David    Attn: The       NATWEST BANK
Westminster     Vaughan/Matt    Manager,        PLC, LONDON
Bank plc        Rowe            Commercial      NWBKGB2L
135                             Loans           Euros: Acc
Bishopsgate,    135                             NatWest
London  EC2M    Bishopsgate,    Royal Bank of   NWBKGB2LTSY
3UR             London EC2M     Scotland        550/00/01560182
                3UR             Financial
Tel No:  7375                   Markets         US$: Chase
8933            Tel No:  7375   Kings Cross     Manhattan Bank
                8935            House           New York
Fax: No: 7375                   200             CHASUS 33
8549            Fax No: 7375    Pentonville     CHIPS ABA 0002,
                8549            Road            Acc NatWest FM
                                London  N1 9HL  NWBKG2LTSY
                                                CHIPS UID 049291
                                Tel No: 7239    Acc No:
                                8042            0011008505
                                Fax No: 7239    Sterling: Via
                                8257            CHAPS to BSC 70-
                                                01-19
                                Telex: 8812522  Acc: 04607236
                                NWBTPU
--------------------------------------------------------------------------------
The Toronto-    Attn: Stephen   Attn: Brian     (a) Euros:
Dominion Bank   McPherson/Sala  Cripps          Citibank
                Fitt                            Swiftcode:-
Triton Court,                   Triton Court,   CITIGB2L AC NO.:
14/18 Finsbury  Triton Court,   14/18 Finsbury  854 8277 FOR A/C
Square, London  14/18 Finsbury  Square, London  of TDBank,
EC2A 1DB        Square, London  EC2A 1OB        London
                EC2A 1DB
Tel. No. 0207                   Tel. No. 0207   (b) Dollars: BOA
282 8235        Tel. No. 0207   282 8254        NT+SA, New York
                282 8235/8215                   Swift: BOFAUS 3N
Fax No. 0207                    Fax No. 0207    AC No: 6550
638 0006        Fax No. 0207    638 2551        826336 for A/C
                638 0006                        of TD Bank,
Toronto                         Telex No.       London
Dominion                        883391
(Texas) Inc.                                    (c) Sterling:
                                                Sort Code:
909 Fannin                                      405021 A/C No:
Street, Suite                                   0360012190479
1700, Houston,
Texas 77010

Fax: 001 713
951 9921
--------------------------------------------------------------------------------

UBS AG          Attn: Sharon    Attn: Anita     Euros: UBS
                Canham          Mills           Warburg AG,
UBS AG          Director        Banking         Frankfurt A/C
1 Finsbury      Banking         Products        No:
Avenue          Product         Services        0230000004438020
London          Services                        0000B Swiftcode:
EC2M 2PP                        UBS AG          UBSWDEFF; Ref:
                UBS AG          1 Finbsury      CQAM/BPS/Reed
Tel No: 0207    1 Finsbury      Avenue
567 8000        Avenue          London          Dollars: UBS AG,
                London          EC2M 2PP        Stamford A/C No:
Fax No: 0207    EC2M 2PP                        101-WA140007-000
568 4800                        Tel No: 0207    Swiftcode:
                Tel No: 0207    568 0442        UBSWUS33 Ref:
Telex: 887434   568 5578                        CQAM/BPS/Reed
UBSW G                          Fax No: 0207
                Fax No: 0207    568 5664        Sterling:  UBS
                568 5664                        Warburg Sort
                                Telex: 887434   Code: 23-23-23
                Telex: 887434   UBSW G          Ref:
                UBSW G                          CQAM/BPS/Reed
--------------------------------------------------------------------------------
BAYERISCHE      Attn: Jan       Attn:  Loans    Euro:  Pay to
HYPO-UND        Langenbach/Lia  Services        HypoVereinsbank,
VEREINSBANK AG  Marino                          Munich
LONDON BRANCH                   Vintners Place  SWIFT: HYVEDEMM
                HypoVerinsbank  6th Floor       Acct Name:
41 Moorgate     Via Durini, 9   68 Upper        HypoVereinsbank,
London EC2R     20122           Thames Street   London
6PP             Milan           London EC4V     Acct. No:
                Italy           3BJ             74000606
Tel No:  0207                                   Ref: Loans
573 8786        Tel No: 00 39   Tel No: 7634    Services/Reed
                027793 33/234   3644/3797       Elsevier
Fax No:  0207
573 8352        Fax No: 00 39   Fax No: 7634    US$: Pay to:
                027793 225      3698            CHASE, New York
                                                SWIFT: CHASUS33
                                                Acct Name:
                                                HypoVereinsbank,
                                                London
                                                Acct. No: 001-1-
                                                915089
                                                Ref: Loans
                                                Services/ Reed
                                                Elsevier
                                                Sterling:  Pay to
                                                HypoVerinsbank,
                                                London
                                                Direct Sort
                                                Code: 30.10.61
                                                SWIFT: HYVEGB2L
                                                Acct Name:
                                                HypoVereinsbank,
                                                London

                                                Ref:  Loans
                                                Services/Reed
                                                Elsevier
--------------------------------------------------------------------------------
The Sumitomo    Attn: Andrew    Attn: Lisette   The Sumitomo
Bank, Limited   Fensome         Villanueva-     Bank Limited
                                Ruiz

Temple Court,   Temple Court,                   (a) Euros:
11 Queen        11 Queen        The Sumitomo    Deutsche Bank,
Victoria        Victoria        Bank Limited,   Frankfurt
Street, London  Street, London  NY, 277 Park    A/C No:
EC4N 4TA        EC4N 4TA        Avenue, New     10092734671000
                                York, New York  Swift: DEUT
Tel No: 0207    Tel No: 0207    10172           DEFF, REF (REED
786 1000        786 1126                        ELSEVIER)
                                Tel No: 00212-
Fax No: 0207    Fax No: 0207    224-4066        (b) Dollars: Via
248 3187        248 3187                        Fedwire Citibank
                                Fax No: 00-212- NA New York ABA
                                224-5192        021000089
                                                Account Name:
                                Tlx No: SUMBK   The Sumitomo
                                420515/SUMBU    Bank, Ltd N.Y.
                                                A/C No: 36023837
                                Name: Mark      Att: Credit
                                Jenkins,        Admin
                                Manager Loans   Ref: Elsevier
                                Admin

                                                (c) Sterling:
                                Address:        Direct to The
                                Temple Court,   Sumitomo Bank
                                11 Queen        Limited
                                Victoria        Sort Code: 40-51-
                                Street, London  25
                                EC4N 4TA        Via HSBC PLC
                                                London
                                Tel No: 0207
                                786 1056

                                Fax No: 0207
                                786 1569

                                Tlx No: 887667
--------------------------------------------------------------------------------

The Governor    Name:  Iain     Name: Mags      (a) Euros: Pay
and Company of  Donovan         Treacy Loans    via Target to
the Bank of                     Administration, Central Bank of
Ireland         Bank of         Bank of         Ireland
                Ireland         Ireland -       Swift: BIGTIE2D
Lower Baggot    International   Corporate       Account: Bank of
Street, Dublin  Finance         Banking, Hume   Ireland Group
2, Ireland      Limited, La     House,          Treasury Dublin
                Touche House,   Ballsbridge,    Ref: Reed
Tel No: 00 353  P.O. Box 3267,  Dublin 4,       Elsevier/BOIIF
1 609 3518      International   Ireland
                Financial                       (b) Dollars:
Fax No: 00 353  Services        Tel:  00 353 1  Chase Manhattan
1 829 0129      Centre, Custom  618 7470        Bank New York
                House Docks,                    Swift:: CHASUS33
                Dublin 1,       Fax:  00 353 1  Account: Bank of
                Ireland         618 7490        Ireland Group
                                                Treasury Dublin
                Tel:  00 353 1                  Account No.: 001-
                609 3518                        1-015815
                                                Ref: Reed
                Fax NoL 00 353                  Elsevier/BOIIF
                1 829 0129
                                                (c) Sterling:
                                                Lloyds Bank,
                                                London
                                                Sort Code: 30-96-
                                                34
                                                Swift: LOYDGB2L
                                                Account: Bank of
                                                Ireland Group
                                                Treasury Dublin
                                                Account No.:
                                                01051467
                                                Ref: Reed
                                                Elsevier/BOIIF
--------------------------------------------------------------------------------
Fleet National  Name: Robert    Name: Loans     (a) Euros:
Bank            Merrett         Admin Dept -    Lloyds TSB Bank
                                Julie           PLC, London
39 Victoria     39 Victoria     Onions/Lisa     (LOYDGB2L)
Street, PO Box  Street, PO Box  Verdigi         Acc: Fleet
155, London     155, London                     Boston
SW1H 0ED        SW1H 0ED        39 Victoria     Financial,
                                Street, PO Box  London

Tel No: 0207    Tel No: 0207    155, London     (FNBBGB2L)
799 3333        932 9196        SW1H 0ED        No: 59019509

Fax No: 0207    Fax No: 0207    Tel No: 0207    (b) US$: Fleet
222 5649        932 9110        932 9305/9286   National Bank,
                                                Boston
                                Fax No: 0207    (FNBBUS33)
                                7932 9245       Acc: Fleet
                                                Boston
                                Tlx No: 886705  Financial,
                                                London (FNBBGB2L)
                                                No: 907244

                                                (c) Sterling:
                                                Fleet Boston
                                                Financial,
                                                London
                                                (FNBBGB2L)
                                                Sort Code: 60-01-
                                                62
                                                Attn: Loans
                                                Admin Dept.
--------------------------------------------------------------------------------
Abbey National  Attn:  Stuart   Attn:  Han      Euros:  Chase
Treasury        Forbes          Nong            Manhattan Bank,
Services plc                                    Frankfurt,
                26-28 Dorset    26-28 Dorset    Germany
Abbey House     Square          Square          Acct: Abbey
Baker Street    London NW1 6QG  London NW1 6QG  National
London  NW1                                     Treasury
6XL             Tel No: 7612    Tel No: 7612    Services Plc,
                3453            3405            London
                                                Acct No: 623 160
                Fax No: 7487    Fax No: 7487    4015
                0545            0547            SWIFT: CHASDEFX

                email:          email:          Sterling: HSBC
                forbes.stuart@  han.nong@ants.  Bank plc, London
                ants.co.uk      co.uk           Acct: Abbey
                                                National Treasury
                                                Services Plc, London
                                                Acct No: 35617348
                                                SWIFT: MIDLGB22
                                                CHAPS No: 09-00-
                                                21 (dedicated) - ABBEY

                                                Dollars: Bank of
                                                New York, New York
                                                A/c Abbey
                                                National Treasury
                                                Services Plc,
                                                London
                                                A/c: 890 0444 142
                                                Swift Code: IRVTUS3N
--------------------------------------------------------------------------------
Clydesdale      Attn: Jo        Attn: Andrew    (a) Euro:
Bank Plc        McGrady         Seavers/Natasha National
                                Wood            Australia Bank
Address: 10     88 Wood                         Ltd, London
Fleet Place,    Street, London  Address: 10
London, EC4M    EC2V 7QQ        Fleet Place,    Account: 3000-
7RB                             London EC4M     031682-593
                Tel No: 0207    7RB             Swift: NATAGB2L
Tel No: 0207    710 2437
395 5650                        Tel No: 0207    (b) US$:
                Fax No: 0207    395 5612/5602   National
Fax No: 0207    710 2243                        Australia Bank,
395 5619                        Fax No: 0207    New York
                                395 5619        A/C No: 6870-
                                                1000094-000
                                                Swift:NATA US 33

                                                (c) Sterling:
                                                Clydesdale Bank
                                                Plc,
                                                International
                                                Banking Centre,
                                                150 Buchanan
                                                Street, Glasgow,
                                                G1 2LB

                                                Sorting Code:82-69-18

                                                Swift:CLYD GB 2S
--------------------------------------------------------------------------------
Wachovia Bank,  Attn: Mike      Attn: Alastair  Euros: Dresdner
N.A.            Daniels         L.M. McLaggan   Bank AG, Frankfurt
Leconfield      Leconfield      Leconfield      Swiftcode:
House           House           House           DRESDEFF
Curzon Street   Curzon Street   Curzon Street   A/C: Wachovia
London          London          London          Bank, N.A.,
W1J 5JA         W1J 5JA         W1J 5JA         London
                                                (Swiftcode:
Tel No: 0207    Tel No: 0207    Tel No: 0207    WACHGB2L)
408 4700        408 4712        408 4700
                                                Dollars:
Fax No: 0207    Fax No: 0207    Fax No: 0207    Wachovia Bank,
629 4778        629 4778        629 4778        Winston-Salem
                                                Swiftcode:
                E-mail: mike-   Telex: 886165   WACHUS3W A/C:
                daniels@wachov                  Wachovia Bank,
                ia.com                          N.A., London
                                                (Swiftcode:
                                                WACHGB2L) A/C
                                                No: 8734-998364

                                                Sterling:
                                                Wachovia Bank,
                                                N.A., London
                                                Swiftcode:
                                                WACHGB2L Sort
                                                Code: 60-93-07
--------------------------------------------------------------------------------
ING Bank N.V.,  Attn: Keith     Attn: Samantha  (a) Euros: A/C
London Branch   Jacques         McKenzie/Sally  with Bank ING
                                Carter          Bank, Amsterdam,
60 London       60 London                       Beneficiary ING
Wall, London    Wall, London    Address: 60     Bank NV, London
EC2M 5TQ        EC2M 5TQ        London Wall,    Branch
                                London EC2M     A/C No: 50912496
Tel No: 0207    Tel No: 0207    5TQ             Ref: Attn Loans
767 1000        767 5926                        Admin
                                Tel No: 0207
Fax No: 0207    Fax No: 0207    767 5956        (b) Dollars: A/C
767 7071        767 7071                        with Bank Chase
                                Fax No: 0207    Manhattan Bank
                                767 7324        New York,
                                                Beneficiary ING
                                                Bank NV, London
                                                Branch
                                                A/C No: 001 1
                                                938123
                                                Ref: Attn Loans
                                                Admin

                                                (c) Sterling:
                                                A/C with Bank
                                                HSBC Bank PLC,

                                                London.
                                                Beneficiary:
                                                ING Bank NV,
                                                London Branch.
                                                A/C:  00498543
                                                Ref:  Attn.
                                                Loans Admin or
                                                Direct on CHAPS.
                                                Sort Code 70 13 46.
--------------------------------------------------------------------------------
Credit          Attn: Patrick   Attn: Helene    (a) Euros:
Industriel et   Kitching,       Macazaga,       Credit
Commercial      Relationship    Corporate       Industriel et
                Manager         Admin Dept.     Commercial
Veritas House,                                  Paris
125 Finsbury    Veritas House,  Veritas House,  SWIFT:  CMCIFRPP
Pavement,       125 Finsbury    125 Finsbury    A/C:
London EC2A     Pavement,       Pavement,       A00370012960070
1HX             London EC2A     London EC2A     For A/c of CIC
                1HX             1HX             London re: Reed
Tel No: 0207                                    Elsevier
454 5400        Tel No: 0207    Tel No: 0207
                454 5405        454 5425        (b) Dollars:
Fax No: 0207                                    Chase Manhattan
454 5454        Fax No: 0207    Fax No: 0207    Bank, New
                454 5466        454 5454        York.SWIFT:
                                                CHASUS33 A/C:
                                Tlx No: 886725  001-1-013646
                                CICLDN G        For A/c of CIC
                                                London re: Reed Elsevier

                                                (c)  Sterling:
                                                Direct (CHAPS
                                                700808), London
                                                SWIFT:  CMCIGB2L
                                                A/C: 00694126
                                                re: Reed
                                                Elsevier
--------------------------------------------------------------------------------
Lloyds TSB      Attn:  Mr.      Attn: Anne      Euros: Lloyds
Bank PLC        D.K. Burke      Brock           TSB Bank Plc,
                                                UKIS, London
71 Lombard      Lloyds TSB      Lloyds TSB      SWIFT
Street          Bank Plc, P O   Bank Plc, Bank  LOYDGB2LXXX
London EC3P     Box 787, 6-8    House, Wine     Acct No:
3BS             Eastcheap,      Street,         59032408 for
                London EC3M     Bristol BS1     Loans admin
Tel No:  7356   1AE             2AN
1455                                            US$: Bank of New
                Tel No:  7661   Tel No: 0117    York, NY
Fax No: 7356    4810            923 3476        Account: Lloyds
1205                                            TSB Bank Plc,
                Fax No: 7661    Fax No: 0117    Loans Admin
                4852            923 3367        Acct No: 890
                                                0047 003
                                Telex No:
                                888301          Sterling:
                                                Lloyds TSB Bank
                                                Plc, 25 Monument
                                                Street, London
                                                EC3R 8BQ
                                                Sort Code: 30-15-57 for

                                                Loans
                                                Admin Acct No: 00002727
--------------------------------------------------------------------------------
Banco Bilbao    Attn:           Attn:  Maria    Euros: Banco
Vizcaya         Carolina        J. Nardini      Bilbao Vizcaya
Argentaria,     Sanchez-                        Argentaria,
S.A.            Tabernero       108 Cannon      Madrid
                                Street          A/c No.:
108 Cannon      Ps. De          London EC4N     01820061
Street          Recoletos, 10   6EU             700080101098
London EC4N     28001 Madrid                    Code Swift:
6EU                             Tel No: 7648    BBVIESMM
                Tel No: 00 34   7602            A/C Name: Banco
Tel No: 7623    91 537 8198                     Bilbao Vizcaya
3060                            Fax No: 7397    Argentaria SA,
                Fax No: 00 34   6074            London
Fax No: 7648    91 374 4143
7615                                            USD: Citibank
                Attn:  Pedro                    New York
                Cayuela                         A/C: 36141622
                                                A/C Name: Banco

                108 Cannon                      Bilbao Vizcaya
                Street                          Argentaria,
                London EC4N                     London
                6EU

                                                Sterling:
                Tel No: 7648                    Barclays Bank
                7637                            Plc, London
                                                A/C No: 10108243
                Fax No: 7626                    Sort Code: 23-59-
                8410                            11 A/C Name:
                                                Banco Bilbao Vizcaya
                                                Argentaria SA London
--------------------------------------------------------------------------------
Halifax PLC     Attn: Andrew    Attn: Peter     (a) Euros: KBC
                Bramhill        Gledhill        Bank NV,
33 Old Broad                                    Brussels,
Street, London  33 Old Broad    Address:        Belgium
EC2N 1HZ        Street, London  Treasury Ops,   480-9037777-04
                EC2N 1HZ        Trinity Road,   Swift: KREDBEBB
Tel No: 0207                    Halifax, W.
574 8038        Tel No: 0207    Yorks           (b) Dollars:
                574 8072                        Bank One
Fax No: 0207                    Tel No: 01422   Interntl.corpn.
574 8125        Fax No: 0207    333762          (NY) 1043132
                574 8130                        Swift: FNBCU533
                                Fax No: 01422
                                391442          (c) Sterling:
                                                GBP = 11-99-07
                                                Direct CHAPS
--------------------------------------------------------------------------------

Scotiabank      Attn: L.        Attn: J.        (a) Euro:
Europe PLC      Ruckstuhl/A.    Coombs/S.       Midland Bank Plc
                Dent            Caller          International
Address:                                        Division, 27-32
Scotia House,   Scotia House,   Scotia House,   Poultry, London
33 Finsbury     33 Finsbury     33 Finsbury     Swift Code:
Square, London  Square, London  Square, London  MIDLGB22
EC2A 1BB        EC2A 1BB        EC2A 1BB        For A/C of:
                                                Scotiabank

Tel No: 0207    Tel No: 0207    Tel No: 0207    Europe Plc
638 5644        826 5803/5877   826 5881/5807   Acc No: 37860364

Fax No: 0207    Fax No: 0207    Fax No: 0207    (b) Dollars: The
638 8488        454 9019        826 5857        Bank of Nova
                                                Scotia, New
                                                York, USA
                                                ABA No:
                                                026002532
                                                Swift Code:
                                                NOSCUS33
                                                For A/C of:
                                                Scotiabank
                                                Europe Plc
                                                Acc No: 7294-34

                                                (c) Sterling:
                                                Midland Bank Plc
                                                International
                                                Division, 27-32
                                                Poultry, London
                                                Sort Code:  40-
                                                05-15
                                                Swift Code:
                                                MIDLGB22
                                                For A/C of:
                                                Scotiabank
                                                Europe Plc
                                                A/C No:
                                                37862536
                                                Ref:  Reed Elsevier
--------------------------------------------------------------------------------
Allied Irish    Attn: Sonya     Attn: Ian       (a) Euros:
Banks PLC       Iovieno         Finnegan        Allied Irish
                                                Banks, Dublin
12 Old Jewry,   12 Old Jewry,   Business        AIBKIE2D
London EC2R     London EC2R     Support Unit,
8DP             8DP             Corporate       (b) US$: Chase
                                Banking, AIB    Manhattan Bank,
Tel No: 0207    Tel No: 0207    Bankcentre,     New York
309 3257        309 3257        Ballsbridge,    CHASUS33
                                Dublin 4,
Fax No: 0207    Fax No: 0207    Ireland         (c) Sterling:
726 0671        726 0671                        Midland Bank,
                                Tel No: 0207    International
                                726 8734        Division
                                                MIDLGB22 or
                                Fax No: 0207    direct on CHAPS
                                726 8735        40 54 54
--------------------------------------------------------------------------------

BNP Paribas     Attn: Silke     Attn:  Kathryn  Euros:  Barclays
London          Gafron/Mike     Harris/Andre    Bank London.
                Molloy          Amarr           Acct: BNP
10 Harewood                                     Paribas, London
Avenue          Corporate       Loans           Branch
London, NW1     Banking,        Administration, SWIFT: BARC GB 22
6AA             BNP Paribas
                10 Harewood     BNP Paribas
Tel No: 7595    Avenue,         10 Harewood     US$: BNP Paribas
2000            London, NW1     Avenue,         New York
                6AA             London, NW1     Acct: BNP
Fax No: 7595                    6AA             Paribas, London
2555            Tel No: 7595                    Branch
                4381            Tel No: 7595    BNPA US 3N
                                6877
                Fax No: 7595                    Sterling:
                2555            Fax No: 7595    Direct Sort
                                6195            Code: 23-46-35
                                                Acct: BNP
                                Telex No:       Paribas, London
                                883412          SWIFT:  BARC GB 22
--------------------------------------------------------------------------------
Danske Bank     Attn: Debbie    Attn:           (a) Euros:
A/S             Dyson/Alan      Corporate       Danske Bank,
                Pettigrew       Loans           Hamburg (F/O
Address: 75                     Administration  Danske Bank,
King William    75 King         - Alain         London) Swift
Street, London  William         Laviolette      Code:  DABADEHH
EC4N 7DT        Street, London
                EC4N 7DT        Address: 75     (b) Dollars:
Tel No: 0207                    King William    Danske Bank,
410 8000        Tel No: 0207    Street, London  Cayman Islands
                410 8000        EC4N 7DT        Branch c/o, New
Fax No: 0207                                    York Branch, 280
410 8001/0207   Fax No: 0207    Tel No: 0207    Park Avenue, 4th
410 8002        410 8001        410 8000        Floor East
                                                Building New
                                Fax No: 0207    York, NY10017.
                                410 8002        Swift Code:  DABAUS33

                                                (c) Sterling:
                                                Danske Bank,
                                                London Branch,
                                                75 King William
                                                Street, London
                                                EC4N 7DT

                                                Sort Code: 30-12-81
                                                Swift Code:  DABAGB2L
--------------------------------------------------------------------------------
The Fuji Bank   Attn: Robert    Attn: Richard   (a) Euro: Chase
Limited         Pettitt -       Hiscock -       Frankfurt
                Assistant       Manager, Loans  Fuji Bank,
River Plate     General         Admin Dept.     London
House           Manager                         Acc No:
7-11 Finsbury   Corporate       River Plate     6231600658
Circus          Finance Group   House           Swift Code:
London EC2M                     7-11 Finsbury   CHASDEFX
7DH             River Plate     Circus
                House           London EC2M     (b) US$:
Tel No: 0207    7-11 Finsbury   7DH             Citibank NA, New
7588 2211       Circus                          York
                London EC2M     Tel No: 0207    The Fuji Bank

Tlx No:         7DH             826 3444        Limited
886352/886317                                   A/c No: 10960427
Answerback:     Tel No: 0207    Fax No: 0207    Swift Code:
FUJUBK G        826 3249        588 1400        CITIUS33

Fax No: 0207    Fax No: 0207                    (c) Sterling:
588 1400        588 1400                        The Fuji Bank
                                                Limited, 7-11
                                                Finsbury Circus,
                                                London EC2M 7DH
                                                Sort Code: 40-50-88
--------------------------------------------------------------------------------
The Dai-Ichi    Attn: Trevor    Attn:           (a) Euros:
Kangyo Bank,    C. Bailey       Christine       Dresdner Bank
Limited                         Hawkins         A.G. Frankfurt
                Address: DKB                    Swift Code:
Address: DKB    House, 24 King  Address: DKB    DRESDEFF
House, 24 King  William         House, 24 King  Acc No: 499
William         Street, London  William         0804879 411
Street, London  EC4R 9DB        Street, London
EC4R 9DB                        EC4R 9DB        (b) Dollars: Dai-
                Tel No: 0207                    Ichi Kangyo
Tel No: 0207    220 9485        Tel No: 0207    Bank, New York
283 0929                        220 9541/9539   CHIPS UID 082062
                Fax No: 0207                    ABA 430
Fax No: 0207    220 9494        Fax No: 0207    Swift Code:
929 3319                        626 3648        DKBLUS33
                                                Acc No: 79740
                                Tlx No: 884042  111153

                                                (c) Sterling:
                                                HSBC, Intl Div.
                                                London Sort
                                                Code: 40-50-69
                                                Swift Code:
                                                MIDLGB22
                                                Acc No: 494277
--------------------------------------------------------------------------------
Industrial      Attn:  Bruce    Attn:  Mary     Instructions for
Bank of Japan,  Fraser/Paolo    Roe/Andrew      payments of
Limited         Volpi           Fentiman        principal and
                                                interest for Non
Bracken House   Bracken House   Bracken House   US borrower
One Friday      One Friday      One Friday      drawings and all
Street          Street          Street          fees.
London EC4M     London EC4M     London EC4M
9JA             9JA             9JA             (a)  Euros:
                                                Deutsche Bank,
Tel No:  0207   Tel No Bruce    Tel No. Mary    Frankfurt
248 1111        Fraser: 0207    Roe: 0207 815   (DEUTDEFF)
                815 2265        2288            Acc: The
Fax No: 0207                                    Industrial Bank
248 1114        Fax  No: 0207   Fax No:  0207   of Japan Ltd
                489 1172        248 1114        London Branch
                                                Account Number:
                Tel No Paolo    Tel No. Andrew  925-923510
                Volpi: 0207     Fentiman: 0207
                815 2440        815 2290        (b) Dollars:
                                                Bankers Trust
                                Telex No:       Co. New York,
                                886939 KOGINL   New York
                                G               (BKTRUS33)

                                                Acc:  The
                                Attn:  Umesh    Industrial Bank
                                Patel           of Japan Ltd
                                                Acc No: 04409313
                                New York        Our Chip UID:
                                Branch          046482
                                1251 Avenue of  Chips ABA No:
                                the Americas    103
                                New York, NY
                                10020-1104,     (c) Sterling:
                                USA             The Industrial
                                                Bank of Japan
                                Tel No:  001    Ltd, London
                                212 282 4085    (IBJTGB2L)
                                                Chaps/Sort Code:
                                Fax No:  001    40-51-02
                                212  282 4480   Acc No:  0049519
                                                Instructions for
                                                payments of
                                                principal and
                                                interest only US
                                                Borrower drawings, (no
                                                fees) including
                                                CHAPS number if
                                                necessary:
                                                (a) Euros:
                                                Deutsche Bank
                                                AG, Frankfurt
                                                Acc No:  9585340-10
                                                Acc Name: The
                                                Industrial Bank
                                                of Japan, New York.

                                                (b) Dollars: Federal Reserve
                                                Bank of New York, New York
                                                ABA 834 UID 053335
                                                ABA 026008345
                                                Acc Name:  The
                                                Industrial Bank
                                                of Japan, New York

                                                (c) Sterling: The Industrial
                                                Bank of Japan Ltd, London
                                                (IBJTGB2L) Chaps/Sort Code:
                                                40-51-02  Acc No: 0049519
                                                F/O IBJ, New York
--------------------------------------------------------------------------------

The Bank of     Nam:  Mr I.     Name: Mr        Payments via Fed
Tokyo-          Coutts-Wood     Graham          Wire to: The
Mitsubishi,     Corporate       Dorrington      Bank of Tokyo-
Limited         Banking Dept    Loans           Mitsubishi, Ltd
                                Administration  New York Branch
12-15 Finsbury  12-15 Finsbury  Dept
Circus,         Circus,                         ABA No: 0260-
London EC2M     London EC2M     12-15 Finsbury  0963-2
7BT             7BT             Circus,         Acc No: 97770191
                                London EC2M     Atten: Loan

Tel No:  020    Tel No: 020     7BT             Operations Dept.
7577 1211       7577 1211                       Reference: Reed
                                Tel No: 020     Elsevier
Fax No: 020     Fax No: 020 7   7577 1535
7577 1234       577 1234
                                Fax No: 020 7
                                577 1559

                                Telex: 884811
--------------------------------------------------------------------------------
Sanwa           Attn:  Kevin    Attn:  Alan     (a) Euros:
International   Harrington      Lindsay/John    Citibank London
Plc                             Wood            (CITI GB 2L)
                PO Box 245                      A/c Sanwa
PO Box 245      55 Basinghall   PO Box 245      International
City Place      Street          55 Basinghall   plc, London
House           London EC2V     Street          A/c No:  8544883
55 Basinghall   5DL             London EC2V     (Bit Code:
Street                          5DL             SANWGB2S)
London EC2V     Tel No:  0207
5DJ             330 0523        Tel No: 0207    (b) Dollars:
                                330 0470/0477   Sanwa Bank Ltd,
Tel No: 0207    Fax No: 0207                    New York
330 0523        330 0375        Fax No:  0207   (SANW US33)
                                330 0420        A/c Sanwa
Fax No:  0207                                   International,
330 0375                        Telex:  887132  London
                                                A/c No: 13838

                                                (c) Sterling:
                                                Barclays Bank
                                                plc, London
                                                (BARC GB22)
                                                A/c Sanwa
                                                International
                                                plc, London
                                                A/c 2014 3537
                                                (Sort Code: 20-
                                                32-53)
                                                (Bit Code:
                                                SANWGB2S)
--------------------------------------------------------------------------------
Westdeutsche    Attn:  Ian      Attn: David     Euros:
Landesbank      Anderson        Williams/Tracey Westdeutsche
Girozentrale                    Oaks            Landesbank
                51 Moorgate                     Girozentrale,
51 Moorgate     London          51 Moorgate     Dusseldorf A/C
London          EC2R 6AE        London          Westdeutsche
EC2R 6AE                        EC2R 6AE        Landesbank
                Tel No: 0207                    Girozentrale
Tel No: 0207    970 3461        Tel No: 0207    London Branch
638 6141                        457 2228        A/C 13561

                Fax No: 0207
Fax No: 0207    457 2108        Fax No: 0207    Chase Manhattan
374 8546                        374 8546        Bank New York
                E-mail:                         Westdeutsche
                ian_anderson@w  E-mail:         Landesbank
                estlb.co.uk     david_williams  Girozentrale,
                                @westlb.co.uk   London Branch

                                tracey_oaks@we  US Dollars:
                                stlb.co.uk      Chase Manhattan
                                                Bank, New York
                                                A/C Westdeutsche
                                                Landesbank
                                                Girozentrale,
                                                London Branch
                                                001-1-352267

                                                Sterling:
                                                Westdeutsche
                                                Landesbank
                                                Girozentrale
                                                Address: 51
                                                Moorgate
                                                London
                                                EC2R 6AE
                                                CHAPS Sort Code
                                                60-91-44
--------------------------------------------------------------------------------
Banca           Attn:  Mr. P.   Atten:  Miss    Euros: Banca
Commerciale     Sarcinelli,     A. Picci, Head  Commerciale
Italiana        Head of         of Dept.        Italiana
S.p.A., London  Corporate                       S.p.A., Milan
Branch          Banking -       Loans           Branch Corso di
90 Queen        Northern        Department      Porta Nuova 7,
Street          Europe.         90 Queens       20121 Milano,
London EC4N     Desk 7          Street          Italy
1SA             90 Queen        London  EC4N    A/c No:
                Street          1SA             09949440294
Tel No:  020    London EC4N
7651 3000       1SA             Tel No: 020     Sterling:
                                7651 3117       (CHAPS) 40 50 45
Fax No: 020     Tel No: 020                     HSBC Plc, 27-32
7651 3200       7651 3178       Fax No: 020     Poultry, London.
                                7651 3220       Acc No: 00490915
Telex No:       Fax No: 020
885927 COMIT G  7651 3233       Telex No:       US$:  Banca
                                885927 COMIT G  Commerciale
                Telex No:                       Italiana S.p.A.,
                885927 COMIT G                  New York Branch
                                                CHIPS ID: 62135
                                                Acc No: 10010200001
--------------------------------------------------------------------------------

For drawings
by a US
Borrower or of
the USD
Swingline:

Banca           Mr. J.          Mr. Jonathan    US$: Fedwire
Commerciale     Dickerhof       Sahr            ABA: 026005319
Italiana                                        Short name: BCA
S.p.A., New     Banca           Banca           ITALIANA
York Branch     Commerciale     Comerciale
One William     Italiana        Italiana
Street          S.p.A., New     S.p.A., New
New York, New   York Branch,    York Branch,
York 10004      One William     One William
USA             Street, New     Street, New
                York, New York  York, New York
Tel No: 001     10004, USA      10004, USA
212 607 3500
                Tel No: 001     Tel No: 001
Fax No: 001     212 607 3896    212 607 3814
212 809 2124
                Fax No: 001     Fax No: 001
                212 809 2124    212 607 3897

                Telex No:  MCI  Telex No: MCI
                6790749         6790749
--------------------------------------------------------------------------------
Cooperatieve    Attn: Drs M.A.  Attn: Loans     Rabobank
Raiffeisen -    Paparo, UC-     administration  International
Boerenleenbank  P246            , UC-0325       Utrecht (for
BA                              K.P. Feitsma    Euro)
                S. Burggraaf    E.J.C.J. de     Lloyds Bank PLC,
Address: p/a    UC-B447         Wit             Sortcode 30-96-
Croeselaan 18,                                  34, London (for
P.O. Box        Address: PO     Address: PO     Sterling)
17100, 3500 HG  Box 17100,      Box 17100,      Bank of New
Utrecht, The    3500 HG         3500 HG         York, New York
Netherlands.    Utrecht, The    Utrecht, The    (for USD)(a)
                Netherlands     Netherlands     Euros: Acc Name: RABONL2U

                Tel No: +31 30  Tel No: +31 30  (through EBA)
                216 6599/216    216 4620/216    Acc No:
                6194            6981            300092741EUR,
                                                Ref:
                Fax No: +31 30  Fax No: +31 30  Clientname/loanr
                216 6196        216 2947        ef./ UC-325
                                                Contact name:
                                                Loansadministrat
                                                ion.

                                                (b) Dollars: Acc
                                                Name: RABONL2U
                                                Acc No:
                                                89000040580 ABA
                                                001, ABA
                                                0210000018
                                                Ref:
                                                Clientname/Loanr
                                                ef./ UC-0325
                                                Contact name:
                                                Loansadministration

                                                (c) Sterling:
                                                Acc name:
                                                RABONL2U
                                                Acc No: 01174402
                                                Ref:
                                                Clientname/Loanr
                                                ef./UC-0325
                                                Contact name:
                                                Loans
                                                administration
--------------------------------------------------------------------------------

SIGNATURES

The Existing Lenders

DEUTSCHE BANK AG LONDON
By:  /s/ Alan Westhead        /s/ Sean Malone


MORGAN STANLEY DEAN WITTER BANK LIMITED
By:  /s/ Suzanne Walls

MORGAN STANLEY SENIOR FUNDING, INC.
By:  /s/ Kevin M. Adeson

The New Lenders

ABN AMRO BANK N.V.
By:  /s/ Trevor Neilson

BARCLAYS BANK PLC
By:  /s/ Alan Westhead

CITIBANK N.A.
By:  /s/ Michael Llewelyn-Jones

MORGAN GUARANTY TRUST COMPANY OF NEW YORK
By:  /s/ Alan Westhead

NATIONAL WESTMINSTER BANK PLC
By:  /s/ David N. Vaughan

THE TORONTO-DOMINION BANK     TORONTO-DOMINION  (TEXAS) INC.
By:  /s/ Jullie Evans              By:  /s/ Alva J. Jones

UBS AG
By:  /s/ Alan Westhead

BAYERISCHE HYPO-UND VEREINSBANK AG LONDON BRANCH
By:  /s/ Alan Westhead

THE SUMITOMO BANK, LIMITED
By:  /s/ Alan Westhead

THE GOVERNOR AND COMPANY OF THE BANK OF IRELAND
By:  /s/ Suzanne Walls

FLEET NATIONAL BANK
By:  /s/ Robert Merrett

ABBEY NATIONAL TREASURY SERVICES PLC

By:  /s/ Alison R. Gould

CLYDESDALE BANK PLC
By:  /s/ Colin Fyee

WACHOVIA BANK, N.A.
By:  /s/ Alan Westhead

ING BANK N.V., LONDON BRANCH
By:  /s/ Alan Westhead

CREDIT INDUSTRIEL ET COMMERCIAL
By:  /s/ Kevin M. Adeson

LLOYDS TSB BANK PLC
By:  /s/ Colin J. Baker

BANCO BILBAO VIZCAYA ARGENTARIA, S.A.
By:  /s/ J. Carlos Hidalgo    /s/ Manuel Ferro

HALIFAX PLC
By:  /s/ Ken Burns

SCOTIABANK EUROPE PLC
By:  /s/ Kevin M. Adeson

ALLIED IRISH BANKS, P.L.C.
By:  /s/ Kevin M. Adeson

BNP PARIBAS LONDON
By:  /s/ Kevin M. Adeson

DANSKE BANK A/S
By:  /s/ Kevin M. Adeson

THE FUJI BANK, LIMITED
By:  /s/ Robert Pettitt

THE DAI-ICHI KANGYO BANK, LIMITED
By:  /s/ Kevin M. Adeson

INDUSTRIAL BANK OF JAPAN, LIMITED
By:  /s/ Kevin M. Adeson

THE BANK OF TOKYO-MITSUBISHI, LIMITED
By:  /s/ Suzanne Walls

SANWA INTERNATIONAL PLC
By:  /s/ Suzanne Walls

WESTDEUTSCHE LANDESBANK GIROZENTRALE
By:  /s/ Suzanne Walls

BANCA COMMERCIALE ITALIAN S.P.A., LONDON BRANCH
By:  /s/ Paolo Sarcinelli

COOPERATIEVE RAIFFEISEN - BOERENLEENBANK B.A.

By:  /s/ Suzanne Walls

This Transfer Certificate is accepted by the Facility Agent and the Transfer Date is confirmed as 20 December, 2000.

DEUTSCHE BANK AG LONDON
as Facility Agent

By:  /s/ Alan Westhead        /s/ Sean Malone


Agreed and accepted:



REED ELSEVIER (UK) LIMITED
as Borrowers' Agent
By:  /s/ Leslie Dixon
     Leslie Dixon, Company Secretary


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